AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
January 2013

For the month of January 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of   -0.53% and a net return of -0.57%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.70% for the month.

January gross relative performance: 0.17%

Performance for periods ended January 31, 2013
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(0.53%)	3.32%	5.79%	6.07%	5.54%
HIT Total Net Rate of Return	(0.57%)	2.89%	5.34%	5.62%	5.11%
Barclays Capital Aggregate Bond Index	(0.70%)	2.59%	5.41%	5.45%	5.10%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance from the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened across sectors. Ginnie Mae permanent and construction/permanent certificate spreads contracted by 10 and 6 basis points (bps), respectively. Spreads on Fannie Mae multifamily DUS securities also tightened for most structures, with the 10/9.5s contracting by approximately 4 bps and shorter duration 5/4.5s widening by about 3 bps.  Moreover, the HIT benefited from its overweight to higher coupon multifamily MBS as the rise in interest rates and steepening of the yield curve caused their risk premiums to shrink.

●	The portfolio’s slightly short duration relative to the index (-0.59 years) as rates rose across the yield curve.

●
The HIT’s underweight to Treasuries as this was the second worst performing major sector in the Barclays Aggregate.  As of January 31, 2013, the portfolio had an 8.4% allocation to Treasuries compared to 36.6% in the index.

●
The portfolio’s underweight to agency fixed-rate single family MBS (RMBS) as this was the worst performing major sector in the index, with excess returns of -5 bps. At the end of January, the portfolio had a 24.7% allocation compared to 29.4% of the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                     January 2013 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 35 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.6% of the index as of January 31, 2013.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -2, 23, 33, and 38 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 92% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate at the end of January.

January 2013 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.81%	0	5.29
Agencies	-0.45%	+2	3.90
Single family agency MBS (RMBS)	-0.50%	-5	3.88
Corporates	-0.89%	+35	7.08
Commercial MBS (CMBS)	-0.15%	+7	3.14
Asset-backed securities (ABS)	-0.25%	+1	3.07

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/12	1/31/13	Change
1 Month	0.018%	0.038%	0.020%
3 Month	0.043%	0.074%	0.030%
6 Month	0.114%	0.114%	0.000%
1 Year	0.140%	0.134%	-0.005%
2 Year	0.249%	0.264%	0.015%
3 Year	0.353%	0.403%	0.050%
5 Year	0.724%	0.879%	0.155%
7 Year	1.180%	1.386%	0.206%
10 Year	1.758%	1.986%	0.228%
30 Year	2.950%	3.173%	0.222%

       Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.